UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2022
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1	AEL	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	AELPRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	AELPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2022, James M. Gerlach informed the company of his intent to retire from the American Equity Investment Life Holding Company Board of Directors, and did so on June 10, 2022.

A.J. Strickland, III also retired from the Board, effective June 10. Mr. Strickland's term expired, and under the company's director retirement policy he was not eligible to stand for re-election at the company's 2022 annual shareholder meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders

Shareholders voted as follows at American Equity Investment Life Holding Company’s (the “Company’s”) Annual Shareholder Meeting on June 10, 2022.

The shareholders:
•elected Mr. Bhalla, Mr. Matula, and Mr. Neugent to a term expiring at the 2025 Annual Shareholder Meeting;
•ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022; and
•approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Company’s 2022 Proxy Statement.

1.Election of Directors
Nominee	For	% For (ex. non-votes)	Withheld	Broker Non-Votes
Anant Bhalla	67,901,058	97.04%	2,073,383	4,404,059
Alan D. Matula	67,291,040	96.17%	2,683,401	4,404,059
Gerard D. Neugent	55,507,659	79.33%	14,466,781	4,404,060

2.Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022
For	% For (ex. abstain & non-votes)	Against	Abstain	Broker Non-Votes
74,132,249	99.67%	206,294	39,957	—

3.Advisory vote to approve the compensation paid to the Company’s Named Executive Officers
For	% For (ex. abstain & non-votes)	Against	Abstain	Broker Non-Votes
67,609,576	96.62%	2,274,979	89,886	4,404,059

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Date: June 14, 2022	By:	/s/ Phyllis Zanghi
Phyllis Zanghi
Executive Vice President and Chief Legal Officer